Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 12 – INCOME TAXES

At December 31, 2017, the Company had available Federal and state net operating loss carryforwards to reduce future taxable income. The amounts available were approximately $3,400,000 for Federal and state purposes. The carryforwards expire in various amounts through 2035. Given the Company’s history of net operating losses, management has determined that it is more likely than not that the Company will not be able to realize the tax benefit of the carryforwards. Accordingly, the Company has not recognized a deferred tax asset for this benefit.

Effective January 1, 2007, the Company adopted FASB guidelines that address the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under this guidance, we may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. This guidance also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. At the date of adoption, and as of December 31, 2017 and 2016, the Company did not have a liability for unrecognized tax benefits, and no adjustment was required at adoption.

The Company’s policy is to record interest and penalties on uncertain tax provisions as income tax expense. As of December 31, 2017, and 2016, the Company has not accrued interest or penalties related to uncertain tax positions. Additionally, tax years 2014 through 2017 remain open to examination by the major taxing jurisdictions to which the Company is subject.

Upon the attainment of taxable income by the Company, management will assess the likelihood of realizing the tax benefit associated with the use of the carryforwards and will recognize the appropriate deferred tax asset at that time.

The Company’s effective income tax rate differs from the amount computed by applying the federal statutory income tax rate to loss before income taxes as follows:

	December 31, 2017	December 31, 2016

Income tax benefit at federal statutory rate	(34.0)%	(34.0)%
State income tax benefit, net of federal benefit	(6.0)%	(6.0)%
Change in valuation allowance	40.00%	40.00%

Income taxes at effective tax rate	-	-%

The components of deferred taxes consist of the following at December 31, 2017 and 2016:

	December 31, 2017	December 31, 2016

Inventory reserves	$11,000	$41,000
Allowance for doubtful accounts and returns	38,000	143,000
Impairment of note receivable	-	40,000
Other accrued expenses	-	91,000
Depreciation	(70,000)	(55,000)
Net operating loss carryforwards	930,000	295,000
Less: Valuation allowance	(909,000)	(555,000)

Net deferred tax assets	$-	$-